Supplement to the
Fidelity® Puritan® Fund
November 20, 2007
Prospectus

The biographical information for Stephen Peterson found in the "Fund Management" section on page 23 is no longer applicable.

The following information replaces the similar biographical information for Ramin Arani found in the "Fund Management" section on page 23.

Ramin Arani is lead manager of Puritan Fund, which he has managed since February 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Arani has worked as a research analyst and manager.

PUR-08-01 March 8, 2008
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